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                                                                EXHIBIT 5.(a)(2)
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[LOGO] PACIFIC LIFE                               Pacific Life Insurance Company                                  PACIFIC ONE SELECT
                                              P.O. Box 7187 . Pasadena, CA 91109-7187                   Variable Annuity Application
                                               www.PacificLife.com . (800) 722-2333

MAILING INSTRUCTIONS: Send this            APPLICATIONS WITH PAYMENT                          APPLICATIONS WITHOUT PAYMENT:
completed application as follows:          (and/or additional payments):                      Regular Mail Delivery:
                                           Regular Mail Delivery:                             Pacific Life Insurance Company,
If you need assistance in                  Pacific Life Insurance Company,                    P.O. Box 7187, Pasadena, CA 91109-7187
completing this form,                      P.O. Box 100060, Pasadena, CA 91189-0060           Express Mail Delivery:
please call (800) 722-2333.                Express Mail Delivery:                             Pacific Life Insurance Company,
                                           Pacific Life Insurance Company,                    1111 S. Arroyo Parkway, Ste. 205,
                                           C/O FCNPC, 1111 S. Arroyo Parkway, Ste. 150,       Pasadena, CA 91105
                                           Pasadena, CA 91105

1. OWNER If trust is owner, also complete Trust Agreement Certification form. Check product guidelines for maximum issue age.
--------------------------------------------------------------------------------------     ----------------------    ---------------
Name (First, Middle Initial, Last)                                                         Birth Date (mo/day/yr)    Sex
                                                                                           ____/____/________        [_] M  [_] F
--------------------------------------------------------------------------------------     ----------------------    ---------------
---------------------------------------------------------------   ---------------------------------------------  -------------------
Street Address                                                    City, State, ZIP Code                          SSN/TIN

---------------------------------------------------------------   ---------------------------------------------  -------------------
ADDITIONAL OWNER Not applicable for qualified contracts. Check One: [_] Joint [_] Contingent
--------------------------------------------------------------------------------------     ----------------------    ---------------
Name (First, Middle Initial, Last)                                                         Birth Date (mo/day/yr)    Sex
                                                                                           ____/____/________        [_] M  [_] F
--------------------------------------------------------------------------------------     ----------------------    ---------------
---------------------------------------------------------------   ---------------------------------------------  -------------------
Street Address                                                    City, State, ZIP Code                          SSN/TIN

---------------------------------------------------------------   ---------------------------------------------  -------------------
2. ANNUITANT If owner(s) and annuitant(s) are the same, it is not necessary to complete this section. Check product guidelines for maximum issue age.
--------------------------------------------------------------------------------------     ----------------------    ---------------
Name (First, Middle Initial, Last)                                                         Birth Date (mo/day/yr)    Sex
                                                                                           ____/____/________        [_] M  [_] F
--------------------------------------------------------------------------------------     ----------------------    ---------------
---------------------------------------------------------------   ---------------------------------------------  -------------------
Street Address                                                    City, State, ZIP Code                          SSN

---------------------------------------------------------------   ---------------------------------------------  -------------------
ADDITIONAL ANNUITANT Complete this section to name additional annuitant. Not applicable for qualified contracts.
Check One: [_] Joint  [_] Contingent
--------------------------------------------------------------------------------------     ----------------------    ---------------
Name (First, Middle Initial, Last                                                          Birth Date (mo/day/yr)    Sex
                                                                                           ____/____/________        [_] M  [_] F
--------------------------------------------------------------------------------------     ----------------------    ---------------
---------------------------------------------------------------   ---------------------------------------------  -------------------
Street Address                                                    City, State, ZIP Code                          SSN

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3. BENEFICIARIES If no boxes are checked, default will be joint primary beneficiaries. Unless otherwise indicated, proceeds will be divided equally. Use Special Requests section to provide additional beneficiaries or beneficiary information.
                                                                                                   --
-------------------------------------------------------------------------------  ---------------  -------------------  -------------
Name (First, Middle Initial, Last)                                               [_] Primary      Relationship         Percentage
                                                                                 [_] Contingent                                  %
-------------------------------------------------------------------------------  ---------------  -------------------  -------------
-------------------------------------------------------------------------------  ---------------  -------------------  -------------
Name (First, Middle Initial, Last)                                               [_] Primary      Relationship         Percentage
                                                                                 [_] Contingent                                  %
-------------------------------------------------------------------------------  ---------------  -------------------  -------------
4. CONTRACT TYPE Select ONE.                                                         Qualified Contract Payment Type
------------------------------------------------------------------------------------  ----------------------------------------------
[_] Non-Qualified [_] SIMPLE IRA/1/         [_] Custodial IRA      [_] 457            If no year is indicated, contribution defaults
[_] Conduit IRA   [_] SEP-IRA               [_] 401(a) Pension/2/  [_] Keogh/HR10/2/  to current tax year.
[_] IRA           [_] Contributory Roth IRA [_] 401(k)/2/          [_] TSA/403(b)/3/  [_] Transfer....... $______
[_] Conversion Roth IRA Conversion Date ____/____/________                            [_] Rollover....... $______
                                                                                      [_] Contribution... $______ for tax year _____
/1/ Complete Roth/SIMPLE form.   /2/ Complete Qualified Plan Certification form.
/3/ Complete TSA Certification form.
-----------------------------------------------------------------------------------  -----------------------------------------------
5. INITIAL PURCHASE PAYMENT                                       6. OPTIONAL DEATH BENEFIT
---------------------------------------------------------------   Subject to state availability. Annuitant(s) must not be over 75
Indicate the form of initial payment.                             at issue. If an option is not selected, the standard death benefit
Check payable to Pacific Life Insurance Company.                  is the default.
[_] 1035 exchange/est. transfer $_____ [_] Amt. enclosed $_____   ------------------------------------------------------------------
---------------------------------------------------------------          [_] Standard Death Benefit  [_] Enhanced Death Benefit
                                                                  ------------------------------------------------------------------
7. REPLACEMENT Will the purchase of this annuity result in the replacement, termination or change in value of any existing life insurance or annuity in this or any other company?  -----------------  If yes, provide the information below and attach any required
                                                     [_] Yes  [_] No   state replacement and/or 1035 exchange/transfer forms. Use
                                                    -----------------  the Special Requests section for additional insurance companies and contract numbers.
------------------------------------------------  ---------------------  -----------------------------------------------------------
Insurance Company Name                            Contract Number        Contract Type Being Replaced
                                                                         [_] Life Insurance  [_] Fixed Annuity  [_] Variable Annuity
------------------------------------------------  ---------------------  -----------------------------------------------------------
8. TELEPHONE/ELECTRONIC AUTHORIZATION I will receive this privilege automatically. By checking "yes," I am authorizing and directing
Pacific Life to act on telephone or electronic instructions from any other person(s) who can furnish proper identification. Pacific
Life will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.  [_] Yes
9. ELECTRONIC DELIVERY AUTHORIZATION By checking "yes," I authorize Pacific Life to provide my statements, prospectuses and other information electronically. I understand that I must have internet access to use this service and there may be access fees charged by the internet service provider. [_] Yes
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Email address: _____________________________@_______________.__________                                           1902-1A [BAR CODE]
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25-13100                                                                                                                 *1902-1A1*
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10. SPECIAL REQUESTS If additional space is needed, attach letter signed and dated by owner(s).
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11. ALLOCATION OPTIONS Use whole percentages only. Allocations must equal 100%.
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Manager:                     Portfolio:                                   Manager:                            Portfolio:
_____% AIM.................. Blue Chip                                    _____% Janus....................... Focused 30
______ AIM.................. Aggressive Growth                            ______ Lazard...................... Mid-Cap Value
______ Alliance Capital..... Aggressive Equity                            ______ Lazard...................... International Value
______ Alliance Capital..... Emerging Markets                             ______ MFS......................... Capital Opportunities
______ Capital Guardian..... Diversified Research                         ______ MFS......................... Mid-Cap Growth
______ Capital Guardian..... Small-Cap Equity                             ______ MFS......................... Global Growth
______ Capital Guardian..... International Large-Cap                      ______ Mercury Advisors............ Equity Index
______ Goldman Sachs........ Equity                                       ______ Mercury Advisors............ Small-Cap Index
______ Goldman Sachs........ I-Net Tollkeeper                             ______ Morgan Stanley.............. REIT
______ INVESCO.............. Financial Services                           ______ PIMCO....................... Government Securities
______ INVESCO.............. Health Sciences                              ______ PIMCO....................... Managed Bond
______ INVESCO.............. Technology                                   ______ Pacific Life................ Money Market
______ INVESCO.............. Telecommunications                           ______ Pacific Life................ High Yield Bond
______ J.P. Morgan.......... Multi-Strategy                               ______ Salomon..................... Large-Cap Value
______ J.P. Morgan.......... Equity Income                                ______ Pacific Life................ Fixed
______ Janus................ Strategic Value
______ Janus................ Growth LT                                    ----------------------------
                                                                          ______ TOTAL MUST EQUAL 100%
                                                                          ----------------------------
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12. STATEMENT OF APPLICANT I received prospectuses for this variable annuity contract. After reviewing my financial background with my agent, I believe this contract will meet my insurable needs and financial objectives. If applicable, I considered the appropriateness of full or partial replacement of any existing life insurance or annuity. I understand that as a result of the investment experience of the variable investment options, my contract value may increase or decrease and is not guaranteed. I discussed the fees and charges for this contract with my agent.

If there are joint applicants, the issued contract will be owned by the joint applicants as Joint Tenants With Right of Survivorship and not as Tenants in Common.

My signature certifies that the taxpayer identification number is correct. The following sentence applies only if you are not subject to withholding. I am not subject to backup withholding either because: 1) I am exempt; 2) I have not been notified that I am subject to backup withholding resulting from failure to report all interest or dividends; 3) I have been notifed that I am no longer subject to backup withholding. The IRS does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.

These states require insurance companies to provide a fraud          Virginia It is a crime to knowingly provide false, incomplete
warning statement. Please refer to the fraud warning statement       or misleading information to an insurance company for the
for your state as indicated below. Please check for state            purpose of defrauding the company. Penalties include
product availability.                                                imprisonment, fines and denial of insurance benefits.

Colorado It is unlawful to knowingly provide false, incomplete,      Washington Any person who knowingly presents a false or
misleading facts or information to an insurance company for the      fraudulent claim for payment of a loss or knowingly makes
purpose of defrauding or attempting to defraud the company.          a false statement in an application for insurance may be
Penalties may include imprisonment, fines, denial of insurance       guilty of a criminal offense under law.
and civil damages. Any insurance company or agent of an
insurance company who knowingly provides false, incomplete or        All Other States: Any person who knowingly and with intent
misleading facts or information to a policyholder or claimant        to defraud any insurance company or other person files an
for the purpose of defrauding or attempting to defraud the           application for insurance or statement of claim containing any
policyholder or claimant with regard to a settlement or award        materially false information or conceals for the purpose of
payable from insurance proceeds shall be reported to the             misleading, information concerning any fact material thereto
Colorado Division of Insurance within the Department of              commits a fraudulent insurance act, which may be a crime and
Regulatory Services.                                                 may subject such person to criminal and civil penalties.

New Jersey Any person who includes any false or misleading           -------------------------------------------   -----------------
information on an application for an insurance policy is             Owner's Signature                             Date
subject to criminal and civil penalties.
------------------------------  --------  -------------------        [SIGN HERE]________________________________   ____/____/_______
Signed at: City                 State     Solicited at: State        -------------------------------------------   -----------------
                                ___ ____  ____ ____                  -------------------------------------------   -----------------
------------------------------  --------  -------------------        Joint Owner's Signature if applicable         Date

                                                                     [SIGN HERE]_____________________________      ____/____/_______
                                                                     -------------------------------------------   -----------------
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13. AGENT'S STATEMENT Do you have reason to believe that any existing life insurance or annuity has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the contract applied for will be issued? ----------------- If yes, explain in Replacement Section.
                                      [_] Yes  [_] No
                                     -----------------
                                     [MUST CHECK ONE]
I have explained to the applicant how the annuity will meet their insurable needs and financial objectives.
I have discussed the appropriateness of replacement, and followed Pacific Life's written replacement guidelines.
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Soliciting Agent's Signature                         Print Agent's Full Name                             Agent's ID Number

[SIGN HERE]
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Agent's Phone Number                                 Agent's E-Mail Address                              Option
                                                                                                         [_] A    [_] B
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Broker/Dealer's Name                                 Brokerage Account Number Optional.                           1902-1A [BAR CODE]

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25-13100                                                                                                               *1902-1A2*
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